Exhibit 10.1

Execution Version

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED

CREDIT AND GUARANTY AGREEMENT

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of September 30, 2015 among FAIRMOUNT SANTROL INC. (f/k/a FAIRMOUNT MINERALS, LTD.), a Delaware corporation (the “U.S. Borrower”), certain subsidiaries of the U.S. Borrower, as Guarantors, Lake Shore Sand Company (Ontario) Ltd., an entity organized under the laws of the province of Ontario, Canada, as Canadian Borrower (the “Canadian Borrower”, and, together with the U.S. Borrower, the “Borrowers”), the Revolving Lenders party hereto (which shall constitute not less than the Required Revolving Lenders under the Credit Agreement (as defined below)), BARCLAYS BANK PLC (“Barclays”), as Administrative Agent (in such capacity and including any successors, the “Term Administrative Agent”) and as Revolving Administrative Agent (in such capacity and including any successors, the “Revolving Administrative Agent” and, together with the Term Administrative Agent, the “Administrative Agent”).

RECITALS

A. WHEREAS, FMSA Inc. (f/k/a Fairmount Santrol Holdings Inc. and Fairmount Minerals Holdings, Inc.), a Delaware corporation (“Holdings”), the U.S. Borrower, certain subsidiaries of the U.S. Borrower, as Guarantors, the Canadian Borrower, the Lenders party thereto from time to time, Barclays, as Administrative Agent and as Collateral Agent, Barclays, as Revolving Administrative Agent and the other agents referred to therein are party to that certain Second Amended and Restated Credit and Guaranty Agreement dated as of September 5, 2013 (as amended from time to time prior to the date hereof, between the parties thereto, restated or otherwise modified prior to the date hereof, the “Credit Agreement”). Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement;

B. WHEREAS, Section 10.05(c) of the Credit Agreement permits the U.S. Borrower and the Required Revolving Lenders to amend the Credit Agreement to amend Section 6.07 thereof, the definition of “Leverage Ratio” or any defined terms set forth therein or any defined term used therein with the consent solely of the U.S. Borrower and the Required Revolving Lenders, subject to certain requirements set forth in said Section;

C. WHEREAS, Section 2.13(b) of the Credit Agreement permits the U.S. Borrower to reduce the aggregate amount of the Revolving Commitments and pursuant thereto, the U.S. Borrower has provided notice thereof to the Administrative Agent that, effective as of the Effective Date (as defined herein), the aggregate U.S. Revolving Commitments shall be $99,000,000 (and the aggregate Canadian Revolving Commitments shall remain $1,000,000); and

D. WHEREAS, the U.S. Borrower and the Required Revolving Lenders have agreed to amend the Credit Agreement to amend Section 6.07 thereof, subject to the conditions set forth herein, including the Ongoing Conditions (as defined herein).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to the Credit Agreement.

(a) Section 6.07 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“In the case of the U.S. Borrower, if the aggregate Revolving Exposure (excluding any Letters of Credit that have been cash collateralized or backstopped in a manner reasonably satisfactory to the Issuing Bank in an amount equal to 100% or more of the maximum stated amount of the relevant Letter of Credit) of all of the Lenders is greater than $31,250,000 as of the last day of any Fiscal Quarter, then (i) so long as the Covenant Triggering Event (as defined below) has not occurred as of such date, (x) if such date is prior to March 31, 2017, permit Consolidated Adjusted EBITDA as at the applicable period ending on such date to be less than the amount set forth below for such period:

Minimum Consolidated Adjusted EBITDA

Period	Minimum Consolidated Adjusted EBITDA
Fiscal Quarter ending September 30, 2015	$20,000,000
Two Fiscal Quarters ending December 31, 2015	$40,000,000
Three Fiscal Quarters ending March 31, 2016	$60,000,000
Four Fiscal Quarters ending June 30, 2016	$90,000,000
Four Fiscal Quarters ending September 30, 2016	$110,000,000
Four Fiscal Quarters ending December 31, 2016	$130,000,000

and (y) commencing on March 31, 2017, permit the Leverage Ratio to exceed the Leverage Ratio set forth below for such test date:

Leverage Ratio

Test Date	Leverage Ratio
March 31, 2017	6.50:1.00
June 30, 2017	6.00:1.00
September 30, 2017	5.50:1.00
December 31, 2017 and thereafter	4.75:1.00

and (ii) commencing on the first date on which the Leverage Ratio as of the last day of any Fiscal Quarter is less than 4.75:1.00 (the “Covenant Triggering Event”), permit the Leverage Ratio to exceed 4.75:1.00 as of the last day of such Fiscal Quarter.”

SECTION 2. Representations and Warranties. The U.S. Borrower hereby represents and warrants to the Revolving Lenders and the Administrative Agent that the following statements are true and correct in all respects:

(a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that to the extent any such representation and warranty is already qualified by materiality or Material Adverse Effect, such representation and warranty shall be true and correct in all respects;

(b) each Loan Party has the requisite power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and each Loan Document, as amended hereby. The execution and delivery of this Amendment and the performance by each Loan Party of this Amendment and each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary organizational action of each such Loan Party; and

(c) this Amendment has been duly executed and delivered by each Loan Party that is a party hereto and thereto and this Amendment is the legally valid and binding obligation of such Loan Party thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

SECTION 3. Conditions to Effectiveness of this Amendment. The effectiveness of the Amendment shall be subject to the following conditions precedent (the date on which such conditions precedent have been satisfied (or waived) is referred to herein as the “Effective Date”) and the Ongoing Conditions:

(a) The Administrative Agent shall have received duly executed counterparts of this Amendment from the Required Revolving Lenders and the U.S. Borrower, which shall be originals or facsimiles or “.pdf” files (followed promptly by originals) unless otherwise specified, dated as of the Effective Date.

(b) The U.S. Revolving Commitments shall have been permanently reduced by $25,000,000 pursuant to Section 2.13(b) of the Credit Agreement and Section 5 hereof.

(c) The Administrative Agent shall have received a fully executed amended and restated control agreement in respect of the Fairmount Santrol Inc. Master Account established at PNC Bank, National Association, which account shall be subject to the “control” (as defined in Section 9-104 the Uniform Commercial Code as in effect in the State of New York) of the Collateral Agent (the “Controlled Deposit Account”).

(d) A consent fee for the account of each Revolving Lender providing its consent hereunder in an amount equal to 0.25% of the aggregate amount of Revolving Commitments held by such Revolving Lender on the Effective Date (after giving effect to the reduction in U.S. Revolving Commitments referred to in the third WHEREAS clause above and in Section 5 below) shall be paid in full on the Effective Date.

(e) No Default or Event of Default shall exist, or would result from the execution and delivery of this Amendment.

SECTION 4. Ongoing Conditions. The parties to this Amendment agree that (such agreement, the “Ongoing Conditions”):

(a) If, at any time, (x) Revolving Loans are outstanding and (y) the aggregate amount of Cash and Cash Equivalents (in each case, net of written but uncashed checks) held by the Loan Parties is in excess of $50,000,000 (such excess amount, the “Excess Cash”) for more than five consecutive Business Days, then the U.S. Borrower shall repay (or shall cause to be repaid) the outstanding Revolving Loans in an amount equal to the lesser of (i) such Excess Cash on the Business Day immediately following such fifth Business Day (regardless of whether the Excess Cash amount has varied over the immediately preceding five Business Days) and (ii) the then aggregate outstanding Revolving Loans (without any corresponding reduction in the Revolving Commitments).

(b) The U.S. Borrower shall deposit (or cause to be deposited) any and all borrowings of Revolving Loans into the Controlled Deposit Account and shall not transfer the proceeds of the Revolving Loans from such account other than to make ordinary course payments to unaffiliated third parties.

(c) The sum of (i) the Total Utilization of U.S. Revolving Commitments and (ii) the Total Utilization of Canadian Revolving Commitments shall not exceed $40,000,000, unless the Leverage Ratio (calculated on a pro forma basis as of the date of such utilization, based on the Consolidated Adjusted EBITDA for the most recent four Fiscal Quarter period for which financial statements are available) is less than or equal to 4.75:1.00; provided that this clause (c) shall cease to apply commencing on the earlier of (x) March 31, 2017 or (y) the first date on which the Leverage Ratio as of the last day of any Fiscal Quarter is less than 4.75:1.00.

SECTION 5. Revolving Commitments. The parties hereto agree that on and after the Effective Date, the aggregate amount of the U.S. Revolving Commitments is $99,000,000 and the aggregate amount of the Canadian Revolving Commitments is $1,000,000.

SECTION 6. Reaffirmations.

(a) Each Loan Party, subject to the terms and limits contained in the Credit Agreement and in the Security Documents, reaffirms its guaranty of the Obligations pursuant to the Credit Agreement. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this Amendment and all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.

(b) Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, (ii) confirms its respective grant to the Administrative Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to the Amended Credit Agreement (as defined below)), subject to the terms contained in the applicable Loan Documents and (iii) confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is a party.

SECTION 7. Effect of the Amendment. On and after the Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended by this Amendment (as so amended, the “Amended Credit Agreement”). Except as expressly provided in this Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. On and after the Effective Date, (i) this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents and (ii) the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Amended Credit Agreement. Each Loan Party hereby confirms that except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “.pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 10. Submission to Jurisdiction. Section 10.15 of the Credit Agreement is hereby incorporated by reference.

SECTION 11. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

FAIRMOUNT SANTROL INC.

By:	/s/ Christopher Nagel
Name: Christopher Nagel
Title: Chief Financial Officer

LAKE SHORE SAND COMPANY (ONTARIO) LTD.

By:	/s/ Christopher Nagel
Name: Christopher Nagel
Title: Chief Financial Officer

[Signature page to the Fifth Amendment]

FMSA INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

BEST SAND CORPORATION

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

BEST SAND OF PENNSYLVANIA, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

CHEYENNE SAND CORP.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

CONSTRUCTION AGGREGATES CORPORATION OF MICHIGAN, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

FAIRMOUNT WATER SOLUTIONS, LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

[Signature page to the Fifth Amendment]

MINERAL VISIONS INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

SPECIALTY SANDS, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

STANDARD SAND CORPORATION

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

TECHNIMAT LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

TECHNISAND, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

WEDRON SILICA COMPANY

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

[Signature page to the Fifth Amendment]

WEXFORD SAND CO.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

WISCONSIN INDUSTRIAL SAND COMPANY, LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

WISCONSIN SPECIALTY SANDS, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

ALPHA RESINS, LLC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

BLACK LAB LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

FAIRMOUNT MINERALS, LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

[Signature page to the Fifth Amendment]

SELF-SUSPENDING PROPPANT LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

SHAKOPEE SAND LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

FML ALABAMA RESIN, INC.

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

FML SAND, LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

FML RESIN, LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

FML TERMINAL LOGISTICS LLC

By:	/s/ Christopher L. Nagel
Name: Christopher L. Nagel
Title: Chief Financial Officer

[Signature page to the Fifth Amendment]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its duly authorized officers, all as of the date first above written.

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent and Revolving Lender

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

[Signature page to the Fifth Amendment]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its duly authorized officers, all as of the date first above written.

KEYBANK NATIONAL ASSOCIATION, as Revolving Lender

By:	/s/ Ryan M Pastore
Name: Ryan M Pastore
Title: Senior Vice President

[Signature page to the Fifth Amendment]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its duly authorized officers, all as of the date first above written.

MORGAN STANLEY BANK, N.A., as Revolving Lender

By:	/s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

[Signature page to the Fifth Amendment]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its duly authorized officers, all as of the date first above written.

PNC BANK, N.A., as Revolving Lender

By:	/s/ Andrew M. Rutherford
Name: Andrew M. Rutherford
Title: Vice President

[Signature page to the Fifth Amendment]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its duly authorized officers, all as of the date first above written.

Sumitomo Mitsui Banking Corporation, as Revolving Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

[Signature page to the Fifth Amendment]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its duly authorized officers, all as of the date first above written.

FIRSTMERIT BANK, NA, as Revolving Lender

By:	/s/ Robert G. Morlan
Name: Robert G. Morlan
Title: Senior Vice President

[Signature page to the Fifth Amendment]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its duly authorized officers, all as of the date first above written.

SIEMENS FINANCIAL SERVICES, INC., as Revolving Lender

By:	/s/ Maria Levy
Name: Maria Levy
Title: Vice President

By:	/s/Michael L. Zin
Name: Michael L. Zin
Title: Vice President

[Signature page to the Fifth Amendment]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its duly authorized officers, all as of the date first above written.

GOLDMAN SACHS BANK USA, as Revolving Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

[Signature page to the Fifth Amendment]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its duly authorized officers, all as of the date first above written.

JEFFERIES FINANCE LLC, as Revolving Lender

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

JFIN REVOLVER CLO 2015 LTD, as Revolving Lender

By: Jefferies Finance LLC, as Portfolio Manager

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

[Signature page to the Fifth Amendment]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed by its duly authorized officers, all as of the date first above written.

ROYAL BANK OF CANADA, as Revolving Lender

By:	/s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

[Signature page to the Fifth Amendment]